                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ---------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               February 11, 1999
                       (Date of Earliest Event reported)


                              CCBT BANCORP, INC.
              (Exact name of registrant as specified in charter)


 MASSACHUSETTS                                                  04-3437708
(State or other jurisdiction    (Commission File Number)        (IRS Employer
  of incorporation)                                          Identification No.)


            307 MAIN STREET, HYANNIS, MASSACHUSETTS 02601 (Address
              of principal executive offices, including zip code)


                                (508) 394-1300
             (Registrant's telephone number, including area code)

                     The Exhibit Index appears on page 4.
           There are 148 pages in this Report, including exhibits.

ITEM 5.  OTHER EVENTS.

        On February 11, 1999 (the "Effective Date") CCBT Bancorp, Inc. (the "Company") and Cape Cod Bank and Trust Company, a Massachusetts commercial bank with trust powers (the "Bank"), consummated the formation of a holding company for the Bank (the "Reorganization") pursuant to a Plan of Reorganization and Acquisition dated as of October 8, 1998 (the "Plan of Reorganization"). Pursuant to the Plan of Reorganization, at the Effective Date, each issued and outstanding share of the Bank's common stock, par value $2.50 per share, automatically and without consideration was converted into and exchanged for one share of the common stock, par value $1.00 per share (the "Common Stock"), of the Company. Prior to the completion of the Reorganization, the Company was a wholly-owned subsidiary of the Bank. On the Effective Date, the Bank became a wholly-owned subsidiary of the Company and the stockholders of the Bank became stockholders of the Company. No additional shares were offered or sold in connection with the Reorganization.

        Until the Effective Date, the Bank's common stock was registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and traded on the Nasdaq National Market System. The Bank has filed reports with the FDIC under Section 12(i) of the Exchange Act since 1986. This report on Form 8-K is being filed in connection with the registration of the Common Stock of the Company under Section 12(g) of the Exchange Act pursuant to Rule 12g-3(a) thereunder. As of the Effective Date, (i) the Company is the successor issuer to the Bank, (ii) the Common Stock of the Company is held of record by three hundred or more persons and (iii) the Common Stock of the Company is listed in place of the common stock of the Bank on the Nasdaq National Market System under the trading symbol "CCBT."

        Pursuant to the Plan of Reorganization, as of the Effective Date, the Company assumed all of the Bank's obligations under the Bank's stock option plan, as evidenced by the CCBT Bancorp, Inc. Stock Option Plan, which was assumed and adopted by the Company as the Company's stock option plan (the "Stock Option Plan"). In addition, the Cape Cod Bank and Trust Company Employee Stock Ownership Plan and Trust (the "ESOP") will be deemed to refer instead to Bancorp Common Stock (the Stock Option Plan and the ESOP, together, the "Benefit Plans"). Under the Benefit Plans, the Company will issue shares of its Common Stock in lieu of shares of Bank Common Stock. The Company intends to file a registration statement on Form S-8 for all Common Stock issuable under the Stock Option Plan.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        The following is a complete list of exhibits filed or incorporated by reference as part of this report.

        2.1 Plan of Reorganization and Acquisition dated as of October 8, 1998 between the Company and the Bank

        3.1    Articles of Organization of the Company

        3.2    By-laws of the Company

        3.3    Articles of Organization of the Bank

        3.4    By-laws of the Bank

        4.1    Specimen certificate for shares of Common Stock of the Company

        99.1 Annual Report of the Bank on Form 10-K for the year ended December 31, 1997, as filed with the Federal Deposit Insurance Corporation ("FDIC")

        99.2 Quarterly Report of the Bank on Form 10-Q for the quarter ended March 31, 1998, as filed with the FDIC

        99.3 Quarterly Report of the Bank on Form 10-Q for the quarter ended June 30, 1998, as filed with the FDIC

        99.4 Proxy Statement, dated November 9, 1998, delivered to the Bank's stockholders in connection with the Bank's December 4, 1998 Special Meeting of Stockholders, as filed with the FDIC

        99.5 Quarterly Report of the Bank on Form 10-Q for the quarter ended September 30, 1998, as filed with the FDIC

        99.6 Notification pursuant to Section 225.17 of Regulation Y (12 C.F.R.ss.225.17) for a One-Bank Holding Company Formation filed by the Company with the Federal Reserve Bank of Boston on October 26, 1998

        99.7 Application for Acquisition of a Bank by a Company pursuant to MGL c. 172, ss. 26B, filed by the Company with the Commissioner of Banks of the Commonwealth of Massachusetts on December 7, 1998

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CCBT BANCORP, INC.



Date:  February 11, 1999              By:  /s/ Stephen B. Lawson
                                           -------------------------------------
                                           Stephen B. Lawson
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX

                                                                                   SEQUENTIALLY
EXHIBIT                                                                              NUMBERED
NUMBER      DESCRIPTION                                                               PAGES
   2.1      Plan of Reorganization and Acquisition dated as of
            October 8, 1998 between the Company and the Bank

   3.1      Articles of Organization of the Company

   3.2      By-laws of the Company

   3.3      Articles of Organization of the Bank

   3.4      By-Laws of the Bank

   4.1 Specimen certificate for shares of Common Stock of the Company

  99.1      Annual Report of the Bank on Form 10-K for the year ended
            December 31, 1997, as filed with the Federal Deposit Insurance
            Corporation ("FDIC")

  99.2      Quarterly Report of the Bank on Form 10-Q for the quarter ended
            March 31, 1998, as filed with the FDIC

  99.3      Quarterly Report of the Bank on Form 10-Q for the quarter ended
            June 30, 1998, as filed with the FDIC

  99.4 Proxy Statement, dated November 9, 1998, delivered to the Bank's stockholders in connection with the Bank's December 4, 1998
            Special Meeting of Stockholders, as filed with the FDIC

  99.5      Quarterly Report of the Bank on Form 10-Q for the quarter ended
            September 30, 1998, as filed with the FDIC

  99.6      Notification pursuant to Section 225.17 of Regulation Y (12
            C.F.R. ss. 225.17) for a One-Bank Holding Company Formation filed by the Company with the Federal Reserve Bank of Boston on October
            26, 1998.

  99.7 Application for Acquisition of a Bank by a Company pursuant to MGL c. 172, ss. 26B, filed by the Company with the Commissioner of Banks of the Commonwealth of Massachusetts on December 7, 1998.

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